UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 15, 2025

MANGOCEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Texas	001-41615	87-3841292
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15110 N. Dallas Parkway, Suite 600 Dallas, Texas	75248
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 242-9619

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	MGRX	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Lease Agreement

On October 27, 2025, Mangoceuticals, Inc. (the “Company”, “we” and “us”) entered into a Lease Agreement (the “Lease”) with SVHQ, LLC (the “Landlord”) to lease and occupy approximately 2,467 square feet of office space located at 17130 Dallas Parkway, Dallas, Texas 75248, Suite 245 (the “Premises”). The Lease also includes the non-exclusive right, in common with Landlord, to use and occupy an adjacent shared space consisting of approximately 1,253 square feet (the “Shared Space”). The Lease has a term of sixty (60) months, commencing on November 1, 2025 and expiring on October 31, 2030, and has a monthly base rent of $4,852, including $3,803 for the Premises and $966 for the Shared Space (the “Base Rent”). In addition to the Base Rent, the Company is required to reimburse the landlord for its pro-rata share of all real estate taxes and assessments, insurance, and common area maintenance costs for the building at the rate of 14.81%, consisting of 11.81% for the Premises and 3.00% for the Shared Space (the “Additional Rent”). Upon the execution of the Lease, the Company has agreed to prepay the first full month’s Base Rent and Additional Rent, consisting of $6,141, along with a security deposit equal to $14,557. The Lease includes a right of first refusal to purchase the Premises, but not the Shared Space, on the same terms and conditions as those offered by Landlord to any bona fide third-party purchaser during the term. The Lease includes customary representations of the Company and the Landlord.

Hammer Separation Agreement

On October 27, 2025, the Company entered into a Separation Agreement with its then Chief Operating Officer, Amanda Hammer (“Hammer”), pursuant to which (i) Hammer’s employment with the Company was terminated, effective October 22, 2025, and (ii) the Company agreed to pay Hammer a separation payment consisting of nine (9) months of pay at Hammer’s regular compensation rate (the “Separation Payment”). The Separation Payment will be paid in equal monthly installments pursuant to the Company’s regular payroll schedule, commencing November 1, 2025 and continuing for eight (8) months thereafter until paid in full (the “Separation Agreement”). Pursuant to the Separation Agreement, the Company may, at its discretion, request that Hammer provide consulting or project-based services related to her former role or areas of expertise at an hourly rate of $86, but any such engagement will be voluntary and subject to a mutually agreed written statement of work specifying the scope, duration, and services to be rendered. The Separation Agreement includes a customary release by Hammer, and additional customary confidentiality, non-interference, and mutual non-disparagement provisions.

* * * * *

The foregoing description of the Lease and of the Separation Agreement is only a summary of the material terms of each such agreement, does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease and the Separation Agreement, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated into this Item 1.01 in their entirety, by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 above relating to the termination of Hammer’s employment with the Company is incorporated into this Item 1.02 by reference. As a result of the Separation Agreement, Hammer’s Employment Agreement with the Company, dated effective May 1, 2023 and amended as of February 6, 2025, has been terminated, effective October 22, 2025. No material termination penalties were incurred by the Company in connection with such termination, except as discussed in Item 1.01, above.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above relating to the Lease is incorporated into this Item 2.03 by reference to the extent required by Item 2.03 of Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

On September 15, 2025, Indigo Capital LP, a holder of the Company’s Series B Convertible Preferred Stock, converted 500 shares of Series B Convertible Preferred Stock (with an aggregate stated value of $500,000) into 366,667 shares of common stock of the Company pursuant to the terms of such Series B Convertible Preferred Stock, including the current conversion price of $1.50 per share.

On October 16, 2025, Platinum Point Capital, LLC, a holder of the Company’s Series B Convertible Preferred Stock, converted 32 shares of Series B Convertible Preferred Stock (with an aggregate stated value of $35,200) into 23,466 shares of common stock of the Company pursuant to the terms of such Series B Convertible Preferred Stock, including the current conversion price of $1.50 per share.

We claim an exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”) for such issuances of common stock, as the securities were exchanged by us with our existing security holder in transactions where no commission or other remuneration was paid or given directly or indirectly for soliciting such exchange.

The resale of the shares of common stock issuable upon conversion of the Series B Convertible Preferred Stock discussed above has been registered by the Company under the Securities Act, on a registration statement declared effective by the Securities and Exchange Commission.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 above relating to the termination of Hammer’s employment as Chief Operating Officer of the Company is incorporated into this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Lease Agreement dated as of October 27, 2025 by and between SVHQ, LLC, as Landlord, and Mangoceuticals, Inc., as Tenant
10.2	Separation Agreement dated as of October 27, 2025 by and between Mangoceuticals, Inc. and Amanda Hammer
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANGOCEUTICALS, INC.

Date: October 28, 2025	By:	/s/ Jacob D. Cohen
Jacob D. Cohen
Chief Executive Officer